EXHIBIT (g)

Consents

CONSENT

I hereby consent to the use of (i) the Chairman’s and Chief Executive’s Report found on pages 6-7 of the Queensland Treasury Corporation’s Consolidated Financial Statements for the year ended June 30, 2014 (the “Consolidated Fiscal Year Financial Statements”), (ii) the Certificate of the Queensland Treasury Corporation, dated August 29, 2014, found on page 57 of the Consolidated Fiscal Year Financial Statements, (iii) the Management Report for the year ended June 30, 2014 found on page 60 of the Consolidated Fiscal Year Financial Statements, (iv) the Certificate of the Queensland Treasury Corporation, dated February 12, 2015, found on page 18 of the Queensland Treasury Corporation’s Consolidated Financial Statements for the half-year ended December 31, 2014 (the “Condensed Half-Year Financial Statements”) and (v) the Management Report for the half-year ended December 31, 2014 found on page 21 of the Condensed Half-Year Financial Statements, which Consolidated Financial Statements and Condensed Half-Year Financial Statements are hereby filed as exhibits (c)(i) and (c)(iv), respectively, in the Form 18-K to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2009 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File no. 333-147600).

By:	/s/ Philip Noble
Mr. Philip Noble
Chief Executive
Queensland Treasury Corporation

Date: March 2, 2015

CONSENT

I hereby consent to the use of (i) the Chairman’s and Chief Executive’s Report found on pages 6-7 of the Queensland Treasury Corporation’s Consolidated Financial Statements for the year ended June 30, 2014 (the “Consolidated Fiscal Year Financial Statements”), (ii) the Certificate of the Queensland Treasury Corporation, dated August 29, 2014, found on page 57 of the Consolidated Fiscal Year Financial Statements, (iii) the Management Report for the year ended June 30, 2014 found on page 60 of the Consolidated Fiscal Year Financial Statements and (iv) the Management Report for the year ended December 31, 2014 found on page 21 of the Queensland Treasury Corporation’s Consolidated Financial Statements for the half-year ended December 31, 2014 (the “Condensed Half-Year Financial Statements”), which Consolidated Fiscal Year Financial Statements and Condensed Half-Year Financial Statements are hereby filed as exhibits (c)(i) and (c)(iv), respectively, in the Form 18-K to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2009 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File no. 333-147600).

By:	/s/ Gerard Bradley
Mr. Gerard Bradley
Chairman, Queensland Treasury Corporation

Date: March 2, 2015

CONSENT

I hereby consent to the use of the Auditor General’s title under the heading “Experts and Public Official Documents” in connection with the information specified with respect to the Auditor General under such heading and to the use of (i) the Report found on pages 58 to 59 of the Queensland Treasury Corporation’s Consolidated Financial Statements for the year ended June 30, 2014 (the “QTC Consolidated Fiscal Year Financial Statements”), (ii) the Report found on pages 6-99 to 6-100 of the Government of Queensland’s Consolidated Financial Statements for the year ended June 30, 2014 (the “QLD Consolidated Fiscal Year Financial Statements”) and (iii) the Report found on page19 of the Queensland Treasury Corporation’s Consolidated Financial Statements for the half-year ended December 31, 2014 (the “QTC Condensed Half-Year Financial Statements”), which QTC Consolidated Fiscal Year Financial Statements, QLD Consolidated Fiscal Year Financial Statements and QTC Condensed Half-Year Financial Statements are hereby filed as exhibits (c)(i), (c)(ii) and (c)(iv), respectively, in the Form 18-K to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2009 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File no. 333-147600).

By:	/s/ Andrew Greaves
Mr. Andrew Greaves
Auditor-General, State of Queensland

Date: March 2, 2015